"EXHIBIT 10.21"

[LETTERHEAD OF ABN-AMRO]

                             CASH POOLING AGREEMENT

              CASH CONCENTRATION AND BALANCE COMPENSATION FACILITY

CONFIDENTIAL
Parexel International Holding B.V.
Herman Heijermansweg 20
1077 WL Amsterdam
(the "MASTER ACCOUNT HOLDER")

                                                    Friday, September 14th, 2001

Dear Sirs,

ABN AMRO Bank N.V., (the "BANK"), acting through certain of its branches is pleased to offer the following facilities (each a "FACILITY") to you and to the other Account Holders with respect to your Accounts, subject to the terms and conditions set out below.

Unless otherwise defined in this letter, terms defined in the Agreement with respect to Interest Compensation (the "AGREEMENT") between the Bank and the Account Holders have the same meaning in this letter. References, in relation to an Account Holder to a "New Accountholder", to "Other Account", and to " Account", are to those items which relate to one another and which appear against the Account Holder's name in the Account Schedule or in any Accession Agreement (Appendix I) or Account Agreement (Appendix II)(as they may be amended from time to time).

CASH CONCENTRATION         A facility (the "CASH CONCENTRATION FACILITY") made
FACILITY                   available to the relevant Account Holders by the Bank
                           on the Accounts up to the relevant maximum amount in euros specified in relation to those Accounts together.

BALANCE COMPENSATION       A facility (the "BALANCE COMPENSATION FACILITY") made
FACILITY                   available to the relevant Account Holders by the Bank
                           on the Accounts up to the total of the credit balances present on those Accounts at the same time
                           (in addition to the Cash Concentration Facility).
                           Each Account Holder individually is fully empowered to use the Balance Compensation Facility, except to the extent that the Account Holders and the Bank have agreed relevant sub-limits on one or more of the Accounts.

UTILISATION                Each Facility may be used as follows:

                           (a)      by way of a fluctuating overdraft;

                           (b) on the relevant Account or relevant group of Accounts together; and

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                                       2

[LETTERHEAD OF ABN-AMRO]

                           (c) up to the relevant maximum amount in euros specified in relation to that Account or group of Accounts together

PURPOSE                    (a)      Each Facility may only be used for the
                                    purposes of cash management in connection with the normal operation of the interest compensation arrangement established under the Agreement and is not available for use as working capital.

                           (b) Without prejudice to the other provisions of this letter, the Bank needs not permit usage of a Facility where to do so would cause any Account to exceed the limit applicable to that Account.

AVAILABILITY               (a)      It is hereby expressly understood and agreed
                                    upon between the parties that each Facility is granted until further notice and may be revoked or cancelled by the Bank at any time.

                           (b) The Bank will have the right at any time to refuse withdrawals in whole or in part under the Balance Compensation Facility, even when made to the debit of credit accounts, if the result would be that the overall debit balance on the Accounts is no longer covered fully by the credit balances and the Cash Concentration Facility on such Accounts together.

                           (c) If the Balance Compensation Facility is actually used for any amount, the Bank is authorised to block credit balances for the same amount on the Accounts, regardless of whether the relevant Account Holder is itself the user of the Balance Compensation Facility and without prejudice to the other rights which the Bank can exercise in respect of those credit balances as pledgee or otherwise.

INTEREST                   (a)      Interest under this letter shall be payable
                                    on the Cash Concentration Facility at the relevant frequency and the relevant debit interest rate. When any part of the Cash
                                    Concentration Facility falls to be repaid, interest shall also be payable on the amount repaid.

                           (b) If an Account Holder fails to pay any amount on the due date, the Account Holder shall on demand from time to time pay interest on the overdue amount from the due date up to the date of payment (both before and after judgment) at a rate equal to the relevant penalty interest rate.

                           (c) Interest shall accrue from day to day and be calculated in accordance with the normal practice for euros. The Bank may debit any Account of an Account Holder with the amount of interest payable by that Account Holder.

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                                       3

[LETTERHEAD OF ABN-AMRO]

PAYMENTS                   (a)      All payments by an Account Holder must be
                                    made in accordance with the normal practice for the relevant currency without set-off or counterclaim and free of deduction on account of tax or other charges.

                           (b) If an Account Holder is compelled by law or any competent authority to make a deduction or withholding, it shall promptly pay to the Bank or the relevant Account Affiliate such additional amount as will result in the net amount received by the Bank or the relevant Account Affiliate being equal to the full amount which would have been receivable had there been no deduction or withholding.

REPAYMENT                  (a)      It is hereby expressly understood and agreed
                                    upon between the parties that each Facility is repayable in full upon demand made, for any reason, by the Bank at any time.

                           (b) Any usage of the Cash Concentration Facility must be reduced to zero at least once in each week.

                           (c) If an Account is cancelled as an Account, each relevant Facility must be immediately repaid in full.

CONDITIONS PRECEDENT       It is a requirement for the utilisation of each
                           Facility that:

                           (a) each Account Holder agrees to be jointly and severally liable, in accordance with Article 2 of the Agreement, for any and all of the Account Holders' obligations under this letter.

                           (b) the Bank has received the Agreement, duly executed by or on behalf of each of the parties to it;

                           (c) the Bank has received a copy of any other document required by the terms of the Agreement referred to above; and

                           (d) the Bank has received a copy of any other document required by the Bank.

                           Each copy document shall be certified by an officer of the relevant Account Holder as being correct, complete and in full force and effect on the date they are delivered.

WARRANTIES AND             Each of the Account Holders warrants to the Bank on
UNDERTAKING                the date of this letter and on each date on which it
                           is in force that:

                           (a) this letter constitutes its legal, valid and binding obligations in accordance with its terms;

                           (b) this letter is within its powers and has been duly authorised by it;

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                                       4

[LETTERHEAD OF ABN-AMRO]

                           (c) this letter does not and will not breach its constitutional documents or any deed or agreement by which it is bound;

                           (d) all necessary consents and authorisations in relation to this letter have been obtained and are in force; and

                           (e) (save for security interests in favour of the Bank) it is solely and absolutely entitled to the credit balances on each Account in respect of which a Facility is made available and undertakes at all times to keep the same free from any security interest and free of interests, rights or claims of third parties of any kind.

CHANGES TO ACCOUNT         (a)      The Master Account Holder may join a New
HOLDERS AND ACCOUNTS                Account Holder as a party to each relevant
                                    Facility by delivering to the Bank a duly completed Accession Agreement, executed by each of the parties to it, together with, unless waived by the Bank in writing, the relevant documents in respect of the New
                                    Account Holder required under the Agreement.

                           (b) An Account Holder which withdraws from the interest compensation arrangement in accordance with Article 4 of the Agreement shall be automatically excluded from further usage of each relevant Facility, and shall immediately discharge in full all its liabilities under each relevant Facility.

                           (c)      An Account maintained at the Bank may:

                                    (i)      be designated an Account on which
                                             the Cash Concentration Facility or
                                             Balance Compensation Facility is
                                             available; or

                                    (ii)     be cancelled as such an Account, so
                                             that it is excluded from the Cash
                                             Concentration Facility or Balance
                                             Compensation Facility.

                                    in each case by the Master Account Holder and the relevant Account Holder delivering to the Bank a duly completed Account Agreement executed by each of the parties to it.

                           (d) The Main Account may be cancelled by the Master Account Holder delivering to the Bank such form of agreement as the Bank may require.

                           (e) Any cancellation of an Account under paragraph (c) or (d) above shall be without prejudice to any liabilities owed by or to the relevant Account Holder under the Facility in respect of that Account.

MISCELLANEOUS              (a)      In case of any inconsistency between the
                                    terms and conditions of this letter and its enclosures and the Agreement, any Harmonised
                                    Business Conditions, General Banking
                                    Conditions or other arrangements existing between any Account Holder and

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                                       5

[LETTERHEAD OF ABN-AMRO]

                                    the Bank the terms and conditions of this letter and its enclosures shall prevail.

                           (b) Each Account Holder shall pay to the Bank all reasonable costs and expenses (including legal fees on a full indemnity basis) incurred by the Bank in connection with (i) any breach by the Account Holder of any provision of this letter, (ii) the exercise and preservation of the Bank's rights under this letter and (iii) any legal proceedings or disputes between any Account Holder and a third party where the Bank becomes involved in such disputes or proceedings.

                           (c) None of the Account Holders may assign, novate or otherwise transfer any of its rights and/or obligations under this letter without the prior written consent of the Bank.

                           (d) If a provision of this letter is or becomes Illegal, invalid or unenforceable in any jurisdiction, that shall not affect the validity or enforceability in that jurisdiction of any other provision of this letter or the validity or enforceability in other jurisdictions of that or any other provision of this letter.

                           (e) The rights of the Bank under this letter (i) may be exercised as often as necessary, (ii) are cumulative and not exclusive of its rights under the general law, and (iii) may be waived only in writing and specifically. Delay in exercising or non-exercise of any such right is not a waiver of that right.

GOVERNING                  (a)      This letter is governed by Dutch law. For
LAW/JURISDICTION                    the benefit of the Bank each Account Holder
                                    submits to the non-exclusive jurisdiction of the court of the Netherlands (and the courts of each other jurisdiction notified to the Master Account Holder from time to time by the Bank) and appoints as its agent for service of process in relation to any proceedings before the courts of the Netherlands, the person nominated as its process agent under its name on the execution page of this letter. Each of the Bank and the Account Affiliates submits to the exclusive jurisdiction of The courts of the Netherlands.

                           (b) Each party waives objection to the Dutch court on grounds of inconvenient forum or otherwise as regards proceedings in connection with this letter and agrees that a judgement or order of a Dutch court in connection with this letter is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

ACCEPTANCE                 This offer is open for acceptance until two months
                           after the date of this letter. The Master Account holder shall confirm the acceptance of the terms and conditions of this letter by returning the attached duplicate copy to the bank, duly executed by each of the Account Holders.

HARMONISED BUSINESS        The Harmonised Business Conditions agreed between the
CONDITIONS                 Account Holders and the Bank, a copy of which the
                           Account Holders acknowledge having received, will be applicable.

                                   Version 1.1
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                                       6

[LETTERHEAD OF ABN-AMRO]

Yours faithfully,
ABN AMRO BANK N.V.

name: A. C. Udi                     signature: /s/ A. C. Udi
                                               ----------------

name: [ILLEGIBLE]                   signature: /s/ [ILLEGIBLE]
                                               ----------------
We agree to the above.

Yours faithfully,

PAREXEL INTERNATIONAL HOLDING B.V.
name: P. Rietman                    signature: /s/ Peter Rietman
     ----------------                          -----------------

PAREXEL NEDERLAND B.V.
name:                               signature: /s/ Peter Rietman
     ----------------                          -----------------

PAREXEL SWEDEN AB
name:                               signature: /s/ Peter Rietman
     ----------------                          -----------------

MIRAI PLACEBO B.V.
name:                               signature: /s/ Peter Rietman
     ----------------                          -----------------

PAREXEL INTERNATIONAL SARL
name:                               signature: /s/ Josef H. Von Rickenbach
     ----------------                          ---------------------------

PAREXEL INTERNATIONAL SRL
name:                               signature: /s/ Josef H. Von Rickenbach
     ----------------                          ---------------------------

PAREXEL UNTERNEHMENSBETEILUNG GMBH
name:                               signature: /s/ Josef H. Von Rickenbach
     ----------------                          ---------------------------

PAREXEL INTERNATIONAL LIMITED
name:                               signature: /s/ Josef H. Von Rickenbach
     ----------------                          ---------------------------

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

                                       7

[LETTERHEAD OF ABN-AMRO]

PAREXEL MMS EUROPE LIMITED
name:                               signature: /s/ [ILLEGIBLE]
     ----------------                          ----------------

PAREXEL INTERNATIONAL CORPORATION
name:                               signature: /s/ Josef H. Von Rickenbach
     ----------------                          ---------------------------

                                   Version 1.1

THE NETHERLANDS                               ACCOUNT SCHEDULE - ACCOUNT DETAILS

                     Master
                    Account/
Bank / Affiliate    Account             Account Holder           Account number   Currency
----------------    -------             --------------           --------------   --------
AA Amsterdam        Account                  PAREXEL                595148263       EUR
                                      International Holding
                                              B.V.
AA Amsterdam        Account                  PAREXEL                595152783       EUR
                                       International SARL
AA Amsterdam        Account                  PAREXEL                595152902       EUR
                                        International SRL
AA Amsterdam        Account                  PAREXEL                516727036       EUR
                                      International Holding
                                              B.V.
AA Amsterdam        Account                  PAREXEL                595153372       EUR
                                            Nederland
                                              B.V.
AA Amsterdam        Account                  PAREXEL                595172504       EUR
                                           Nederland
                                              B.V.
AA Amsterdam        Account             PAREXEL Norway AS           595153488       EUR
AA Amsterdam        Account             PAREXEL Norway AS           599415609       EUR
AA Amsterdam        Account             PAREXEL Polska SP           599414677       EUR
                                              ZOO
AA Amsterdam        Account             PAREXEL Sweden AB           595153569       EUR
AA Amsterdam        Account             Mirai Placebo B.V.          467790744       EUR
AA Amsterdam        Account          PAREXEL Baltics AS             595137756       EUR
AA Amsterdam        Account                  PAREXEL                599251778       EUR
                                      International Holding
                                              B.V.
AA Amsterdam        Account               PAREXEL Denmark           473468255       EUR
                                          sub of PAREXEL
                                           Nederland B.V.
AA Amsterdam        Account                PAREXEL MMS              503327573       EUR
                                           Europe Ltd
AA Amsterdam        Account              PAREXEL Belgium            570568153       EUR
                                              Sprl
AA Amsterdam        Account                  PAREXEL                628217641       EUR
                                       International ETT SL
AA Amsterdam        Account                  PAREXEL                628218079       EUR
                                         International SL
AA Amsterdam        Account                  PAREXEL                595153585       EUR
                                          Unternehmens
                                        beteiligung GmbH
AA Amsterdam        Account              PAREXEL Hungary            595139434       EUR
                                           [ILLEGIBLE]
AA Amsterdam        Account            PAREXEL Nederland            489735428       NLG
                                              B.V.


                                                                                       Trigger & Target
                                           Interest Conditions                        -------------------
                     --------------------------------------------------------------   Upper trigger (UT)      Credit facility
                                                                         Settlement    Lower trigger(LT)    -----------------
Bank / Affiliate     Debit rate        Credit rate       Penalty rate     frequency   Target balance (TB)   ID/ON       Limit
----------------     ----------        -----------       ------------     ---------   -------------------   -----       -----
AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp   EONIA + 200 bp   Quarterly                            Na     EUR 12 mln


AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na


AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na


AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na


AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na
AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na
AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na
AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na
AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na
AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na


AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na


AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na


AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

AA Amsterdam        EONIA + 75 bp     EONIA -/- 75 bp       Na           Quarterly                            Na

                                                                     [ILLEGIBLE]

THE NETHERLANDS                               ACCOUNT SCHEDULE - ACCOUNT DETAILS

                   Master
                   Account/
Bank / Affiliate   Account         Account Holder         Account number    Currency
------------------------------------------------------------------------------------
AA Amsterdam       Account           PAREXEL                 595148352        GBP
                               International Holding
                                      B.V.
AA Amsterdam       Account           PAREXEL                 469784156        GBP
                               International Holding
                                      B.V.
AA Amsterdam       Account           PAREXEL                 595140602        GBP
                               International Limited
AA Amsterdam       Account         PAREXEL  MMS              595153003        GBP
                                 Europe Limited
AA Amsterdam       Account           PAREXEL                 595148484        USD
                               International Holding
                                      B.V.
AA Amsterdam       Account           PAREXEL                 610907921        USD
                                  International
                                   Corporation
AA Amsterdam       Account            PAREXEL                469774754        USD
                               International Holding
                                       B.V.
AA Amsterdam       Account            PAREXEL                595152139        USD
                                 International Inc.
AA Amsterdam       Account            PAREXEL                595142575        USD
                               International Limited
AA Amsterdam       Account            PAREXEL                595152597        USD
                               International Pty
AA Amsterdam       Account           PAREXEL, MMS            595153011        USD
                                   Europe Limited
AA Amsterdam       Account        PAREXEL,Russia AS          595153526        USD

                                                                                         Trigger & Target    Credit facility
                                         Interest Conditions                            ------------------   ---------------
                    -----------------------------------------------------------------   Upper trigger(UT)
                                                                           Settlement   Lower trigger(LT)
Bank / Affiliate       Debit rate          Credit rate      Penalty rate   frequency    Target balance(TB)   ID/ON     Limit
----------------    ----------------     ----------------   ------------   ----------   ------------------   -----     -----
AA Amsterdam        Pakketcode + 150     Pakketcode -/- 150      Na         Quarterly                         Na


AA Amsterdam        Pakketcode + 150     Pakketcode -/- 150      Na         Quarterly                         Na


AA Amsterdam        Pakketcode + 150     Pakketcode -/- 150      Na         Quarterly                         Na

AA Amsterdam        Pakketcode + 150     Pakketcode -/- 150      Na         Quarterly                         Na

AA Amsterdam        Pakketcode   USD     Pakketcode   USD        Na         Quarterly                         Na


AA Amsterdam        Pakketcode   USD     Pakketcode   USD        Na         Quarterly                         Na


AA Amsterdam        Pakketcode   USD     Pakketcode   USD        Na         Quarterly                         Na


AA Amsterdam        Pakketcode   USD     Pakketcode   USD        Na         Quarterly                         Na

AA Amsterdam        Pakketcode   USD     Pakketcode   USD        Na         Quarterly                         Na

AA Amsterdam        Pakketcode   USD     Pakketcode   USD        Na         Quarterly                         Na

AA Amsterdam        Pakketcode   USD     Pakketcode   USD        Na         Quarterly                         Na

AA Amsterdam        Pakketcode   USD     Pakketcode   USD        Na         Quarterly                         Na

                                                                     [ILLEGIBLE]

Date 30-6-2003

Signed by:

/s/ [Peter Rietman]
-----------------

(The Master Account Holder for itself and on behalf of each Account Holder)

Date 25-6-2003

Signed by:

/s/ [ILLEGIBLE]
-----------------

[ILLEGIBLE]

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